                                                                    EXHIBIT 10.1



                       AMENDMENT NO. 8 TO CREDIT AGREEMENT


                  THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT (the "Amendment") dated as of September 27, 2001, by and among Champion Enterprises, Inc., a Michigan corporation, (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement which is hereinafter defined), the Banks (as defined in the Credit Agreement), Bank One, Michigan, successor to NBD Bank, in the capacity as Administrative Agent and Syndication Agent, Comerica Bank, in the capacity as Documentation Agent, and National City Bank, Harris Trust and Savings Bank, Keybank, National Association, Bank of America, N.A. and Wachovia Bank, N.A., as Co-Agents.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 5, 1998, as amended, (the "Credit Agreement"), pursuant to which the Banks provide a $90,000,000 revolving credit facility to the Borrower; and

                  WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as hereinafter provided.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.       Definitions.

         Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as hereby amended.

         2.       Amendment of Credit Agreement.

                  A. Section 7.1.13 of the Credit Agreement is hereby amended and restated as follows:

                     "The Borrower and the Guarantors shall continue to maintain at all times Floor Plan Financing Availability of not less than $60,000,000 on terms and conditions satisfactory to the Agent."

                  B. Section 7.1.15 of the Credit Agreement is hereby amended and restated as follows:

                           "7.1.15 Landlord's Waiver.

                           On or before March 31, 2001, the Loan Parties shall
have delivered an executed Landlord's Waiver in substantially the form of
Exhibit 7.1.15, or in such other form satisfactory to the Agent, from the lessor for each leased Collateral location where the Guarantors conduct manufacturing operations, as listed on Schedule A to the Security Agreement, other than the lessors of the Oneida, New York and Maricopa County, Arizona facilities."

                  C. Section 7.2.1(iv) of the Credit Agreement is hereby amended and restated as follows:

                           "(iv) Indebtedness of the Loan Parties and their
Subsidiaries for financing, the proceeds of which are used for (a) capital expenditures or in connection with capital leases made in the ordinary course of business, which Indebtedness is secured by Purchase Money Security Interests or mortgage Liens or (b) financing loans originated by any Loan Party or Subsidiary thereof which is a Retail Finance Company prior to the sale of such loans to a Person which is not an Affiliate of the Borrower; provided that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed the amount of $20,000,000."

                  D. Section 7.2.1(x) of the Credit Agreement is hereby amended and restated as follows:

                           "(x) Surety or performance bonds given by a Loan
Party or Subsidiary thereof in the ordinary course of business in an amount not to exceed $80,000,000 in the aggregate."

                  E. Section 7.2.3 of the Credit Agreement is hereby amended by inserting clause (iv) immediately following clause (iii) as follows:

                           "and (iv) Guaranties by the Borrower of Indebtedness
permitted under Section 7.2.1 of any of the Guarantors which are wholly-owned Subsidiaries of the Borrower."

                  F. Section 7.2.4(iv) of the Credit Agreement is hereby amended and restated as follows:

                           "(iv) loans, advances and investments in wholly-owned
Subsidiaries of the Borrower which are Guarantors; provided, however, that loans, advances or investments in Subsidiaries which constitute Retail Finance Companies shall not exceed $20,000,000 in the aggregate at any one time outstanding."

                  G. Section 7.2.14 of the Credit Agreement is hereby amended and restated as follows:

                           "7.2.14 Minimum Consolidated Cash Flow from
Operations.

                           The Loan Parties shall not permit the Consolidated
Cash Flow from Operations, as calculated at the end of each fiscal month of the Borrower for the six (6) months then ended, to be less than the amounts set forth below for the periods set forth below:

                           August, 2001               $24,000,000
                           September, 2001            $35,000,000
                           October, 2001              $37,000,000
                           November, 2001             $30,000,000
                           December, 2001             $18,000,000
                           January, 2002              $ 7,000,000
                           February, 2002             $         0
                           March, 2002               -$ 6,000,000
                           April, 2002               -$ 5,000,000
                           May, 2002                 -$ 2,000,000
                           June, 2002                 $ 7,000,000
                           July, 2002                 $17,000,000
                           August, 2002               $25,000,000
                           September, 2002            $32,000,000
                           October, 2002              $36,000,000
                           November, 2002             $36,000,000
                           December, 2002             $31,000,000
                           January, 2003              $26,000,000
                           February, 2003             $21,000,000
                           March, 2003                $20,000,000
                           April, 2003
                           and thereafter             $22,000,000."

                     H. Part 1 of Schedule 1.1(B) of the Credit Agreement is amended and restated as set forth on Part 1 of Schedule 1.1(B) attached hereto.

                     I. Paragraph 2 of Exhibit 7.3.4 of the Credit Agreement is hereby amended to be consistent with Section G of this Amendment.

         3.          Amendment Fee.


         The Borrower shall pay to the Agent, for the benefit of the approving Banks, an amendment fee in an amount equal to one fourth of one percent (1/4%) of the aggregate Revolving Credit Commitments of the Banks which have executed and delivered this Amendment on or before 5:00 p.m., on September 27, 2001 (Eastern time), such fee to be allocated to such approving Banks in accordance with their respective Ratable Share.

         4. Conditions of Effectiveness of Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

                     A. The representations and warranties of the Borrower contained in Article V of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower and the Guarantors shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist other than those specific Events of Default and Potential Defaults which have been expressly waived by the Banks; and an Authorized Officer shall have delivered to the Agent for the benefit of each Bank a duly executed certificate dated the date hereof certifying as to the items in this Section 4.A.

                  B. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, certifying as appropriate as to:

                                            (a) all action taken by such party
in connection with this Amendment and the other Loan Documents;

                                            (b) the names of the officer or
officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 4 and the true signatures of such officer or officers and, in the case of the Borrower, specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                                            (c) copies of its organizational
documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower and each Guarantor in each state where organized; provided that the Borrower and each of the Guarantors may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Borrower and the Guarantors to the Agent on May 5, 1998 or thereafter, remain in effect and have not been amended.

                  C. The Borrower shall pay or cause to be paid the amendment fee described in Section 3 above and all other costs and expenses accrued through the date hereof and the costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel.

                  D. All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Agent for the benefit of the Banks.

                  E. On the date hereof there shall have been no Material Adverse Change, and since January 1, 2001, no Material Adverse Change shall have occurred with respect to the operations or financial condition of the Borrower or any of its Significant Subsidiaries.

                  F. On the date hereof no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, the Credit Agreement, or any Loan Documents or the consummation of the transactions contemplated hereby or which, in the Agent's reasonable discretion, could result in a Material Adverse Change.

                  G. Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party to the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of Section 10.18 of the Credit Agreement.

                  H. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

         5. Force and Effect. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

         6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         7. Effective Date; Certification of the Borrower. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 4 hereof and
(ii) receipt by the Agent of duly executed original counterparts of this Amendment from the Borrower, the Guarantors and the Required Banks, and from and after such date this Amendment shall be binding upon the Borrower, the Guarantors, each Bank and the Agent, and their respective successors and assigns permitted by the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

                   [SIGNATURE PAGE 1 OF 14 TO AMENDMENT NO. 8]


         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                     [BORROWER]


                                            CHAMPION ENTERPRISES, INC.

                                            By: /s/ John J. Collins, Jr.
                                                --------------------------------
                                            Name: John J. Collins, Jr.
                                                  ------------------------------
                                            Title: Senior Vice President [Seal]
                                                   -----------------------------




                                     [GUARANTORS]


                                            EACH GUARANTOR LISTED ON
                                            SCHEDULE 1 HERETO

                                            By: /s/ John J. Collins, Jr.
                                                --------------------------------
                                            Name:  John J. Collins, Jr.
                                                  ------------------------------
                                            Title: Vice President [Seal]
                                                   -----------------------------
                                                   of each Guarantor listed on
                                                   Schedule 1

                   [SIGNATURE PAGE 2 OF 14 TO AMENDMENT NO. 8]

                               [BANKS AND AGENTS]


                                       BANK ONE, MICHIGAN, individually and
                                       as Administrative Agent and Syndication
                                       Agent



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                   [SIGNATURE PAGE 3 OF 14 TO AMENDMENT NO. 8]





                                              COMERICA BANK, individually and as
                                              Documentation Agent



                                              By:
                                                   -----------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                   [SIGNATURE PAGE 4 OF 14 TO AMENDMENT NO. 8]





                                               PNC BANK, NATIONAL ASSOCIATION



                                               By:
                                                   -----------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                   [SIGNATURE PAGE 5 OF 14 TO AMENDMENT NO. 8]





                                       NATIONAL CITY BANK, individually and
                                       as Co-Agent



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                   [SIGNATURE PAGE 6 OF 14 TO AMENDMENT NO. 8]





                                      HARRIS TRUST AND SAVINGS BANK,
                                      individually and as Co-Agent



                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                   [SIGNATURE PAGE 7 OF 14 TO AMENDMENT NO. 8]





                                        KEYBANK NATIONAL ASSOCIATION,
                                        individually and as Co-Agent



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                   [SIGNATURE PAGE 8 OF 14 TO AMENDMENT NO. 8]





                                   BANK OF AMERICA, N.A., individually
                                   and as Co-Agent



                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------

                   [SIGNATURE PAGE 9 OF 14 TO AMENDMENT NO. 8]





                                        WACHOVIA BANK, N.A., individually
                                        and as Co-Agent



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [SIGNATURE PAGE 10 OF 14 TO AMENDMENT NO. 8]



                                            STANDARD FEDERAL BANK



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------





                                            MICHIGAN NATIONAL BANK



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                  [SIGNATURE PAGE 11 OF 14 TO AMENDMENT NO. 8]





                                            THE BANK OF TOKYO-MITSUBISHI,
                                            LTD., CHICAGO BRANCH



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                  [SIGNATURE PAGE 12 OF 14 TO AMENDMENT NO. 8]





                                            THE BANK OF NOVA SCOTIA



                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                  [SIGNATURE PAGE 13 OF 14 TO AMENDMENT NO. 8]





                                       HIBERNIA NATIONAL BANK



                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                  [SIGNATURE PAGE 14 OF 14 TO AMENDMENT NO. 8]





                                           CREDIT SUISSE FIRST BOSTON



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------



                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                   SCHEDULE 1


[GUARANTORS]

A-1 HOMES GROUP, INC., a Michigan corporation

ACCENT MOBILE HOMES, INC., a North Carolina corporation

ALPINE HOMES, INC., a Colorado corporation

AMERICAN TRANSPORT, INC., a Nevada corporation

ART RICHTER INSURANCE, INC., a Kentucky corporation

AUBURN CHAMP, INC., a Michigan corporation

BRYAN MOBILE HOMES, INC., a Texas corporation

BUILDERS CREDIT CORPORATION, a Michigan corporation

CAC FUNDING CORPORATION, a Michigan corporation

CAL-NEL, INC., a Texas corporation

CARE FREE HOMES, INC., a Michigan corporation

CHI, INC., A Kansas corporation

CENTRAL MISSISSIPPI MANUFACTURED HOUSING, INC., a Mississippi corporation

CHAMPION FINANCIAL CORPORATION, a Michigan corporation

CHAMPION GP, INC., a Michigan corporation

CHAMPION HOME BUILDERS CO., a Michigan corporation

CHAMPION HOME COMMUNITIES, INC., a Michigan corporation

CHAMPION MOTOR COACH, INC., a Michigan corporation

CHAMPION RETAIL, INC., a Michigan corporation

CHANDELEUR HOMES, INC., a Michigan corporation

CLIFF AVE. INVESTMENTS, INC., a South Dakota corporation

COLONIAL HOUSING, INC., a Texas corporation

COUNTRY ESTATE HOMES, INC., an Oklahoma corporation

COUNTRYSIDE HOMES, INC., a North Dakota corporation

CREST RIDGE HOMES, INC., a Michigan corporation

CRESTPOINTE FINANCIAL SERVICES, INC., a Delaware corporation

DUTCH HOUSING, INC., a Michigan corporation

FACTORY HOMES OUTLET, INC., an Idaho corporation

FLEMING COUNTY INDUSTRIES, INC., a Kentucky corporation

GATEWAY ACCEPTANCE CORP., a South Dakota corporation

GATEWAY MOBILE & MODULAR HOMES, INC., a Nebraska corporation

GATEWAY PROPERTIES CORP., a South Dakota corporation

GEM HOMES, INC., a Delaware corporation

GENESIS HOME CENTERS, LIMITED PARTNERSHIP, a Michigan limited partnership (Champion GP, Inc. is General Partner authorized to execute documents on behalf of limited partnership)

GRAND MANOR, INC., a Michigan corporation

HEARTLAND HOMES, L.P., a Texas limited partnership

HOMEPRIDE FINANCE CORP., a Michigan corporation

HOMES AMERICA FINANCE, INC., a Nevada corporation

HOMES AMERICA OF ARIZONA, INC., an Arizona corporation

HOMES AMERICA OF CALIFORNIA, INC., a California corporation

HOMES AMERICA OF OKLAHOMA, INC., an Oklahoma corporation

HOMES AMERICA OF PHOENIX, LLC, a Michigan limited liability company
(Homes America of Arizona, Inc. is sole member/manager authorized to execute documents on behalf of limited liability company)

HOMES AMERICA OF UTAH, INC., a Utah corporation

HOMES AMERICA OF WYOMING, INC., a Wyoming corporation

HOMES AMERICA, INC., a Michigan corporation

HOMES OF KENTUCKIANA, L.L.C., a Kentucky limited liability company
(Trading Post Mobile Homes, Inc. is sole member authorized to execute documents on behalf of limited liability company)

HOMES OF LEGEND, INC., a Michigan corporation

HOMES OF MERIT, INC., a Florida corporation

I.D.A., INCORPORATED, an Oklahoma corporation

IMPERIAL HOUSING, INC., a Texas corporation

INVESTMENT HOUSING, INC., a Texas corporation

ISEMAN CORP., a South Dakota corporation

JASPER MOBILE HOMES, INC., a Texas corporation

LAKE COUNTRY LIVING, INC., a Texas corporation

LAMPLIGHTER HOMES, INC., a Washington corporation

LAMPLIGHTER HOMES (OREGON), INC., an Oregon corporation

M&J SOUTHWEST DEVELOPMENT CORP., a Texas corporation

MANUFACTURED HOUSING OF LOUISIANA, INC., a Michigan corporation

MOBILE FACTORY OUTLET, INC., a Texas corporation

MODULINE INTERNATIONAL, INC., a Washington corporation

NORTHSTAR CORPORATION, a South Dakota corporation

PHILADELPHIA HOUSING CENTER, INC., a Mississippi corporation

PRAIRIE RIDGE, INC., a Kansas corporation

PREMIER HOUSING, INC., a Texas corporation

REDMAN BUSINESS TRUST, a Delaware business trust

REDMAN HOMES MANAGEMENT COMPANY, INC., a Delaware corporation

REDMAN HOMES, INC., a Delaware corporation

REDMAN INDUSTRIES, INC., a Delaware corporation

REDMAN INVESTMENT, INC., a Delaware corporation

REDMAN MANAGEMENT SERVICES BUSINESS TRUST, a Delaware business trust

REDMAN RETAIL, INC., a Delaware corporation

REGENCY SUPPLY COMPANY, INC., a Delaware corporation

SAN JOSE ADVANTAGE HOMES, INC., a California corporation

SERVICE CONTRACT CORPORATION, a Michigan corporation

SOUTHERN SHOWCASE FINANCE, INC., a Michigan corporation

SOUTHERN SHOWCASE HOUSING, INC., a North Carolina corporation

STAR FLEET, INC., an Indiana corporation

THE OKAHUMPKA CORPORATION, a Florida corporation

THOMAS HOMES OF AUSTIN, INC., a Texas corporation

THOMAS HOMES OF BUDA, INC., a Texas corporation

THOMAS HOMES OF TEXAS, INC., a Texas corporation

TRADING POST MOBILE HOMES, INC., a Kentucky corporation

U.S.A. MOBILE HOMES, INCORPORATED, an Oregon corporation

VICTORY INVESTMENT CO., an Oklahoma corporation

VIDOR MOBILE HOME CENTER, INC., a Texas corporation

WESTERN HOMES CORPORATION, a Delaware corporation

WHITWORTH MANAGEMENT, INC., a Nevada corporation

WRIGHT'S MOBILE HOMES, INC., a Texas corporation

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 4

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                                       AMOUNT OF
                                                                    REVOLVING CREDIT
         BANK                                                          COMMITMENT                RATABLE SHARE
         ----                                                          ----------                -------------
NAME:  PNC Bank, National Association
ADDRESS:
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention: Louis Cestello                                              $ 6,923,025                       9.2307%
Telephone(412) 762-8239
Telecopy: (412) 762-7353


NAME:  Comerica Bank
ADDRESS:  500 Woodward Avenue
Detroit, MI  48226
Attention:  Robert Porterfield
Telephone:     (313) 222-7802
Telecopy:      (313) 222-9514                                          $ 6,923,025                       9.2307%


NAME:  Bank One, Michigan
ADDRESS:  611 Woodward Avenue, 2nd Floor
Detroit, MI  48226
Attention:  Thomas A. Gamm
Telephone:     (313) 225-2531
Telecopy:      (313) 225-2290                                          $10,153,875                      13.5385%



NAME:  National City Bank
ADDRESS:  1001 South Worth Street
Birmingham, MI  48009
Attention:  Carolann M. Morykwas
Telephone:     (248) 901-2110                                          $ 5,769,225                       7.6923%
Telecopy:      (248) 901-2033

                                 SCHEDULE 1.1(B)
                                   (CONTINUED)

                                   Page 2 of 4

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                                       AMOUNT OF
                                                                    REVOLVING CREDIT
         BANK                                                          COMMITMENT                RATABLE SHARE
         ----                                                          ----------                -------------
NAME:  Harris Trust and Savings Bank
ADDRESS:  111 West Monroe
Chicago, IL  60603
Attention:  Danjuma Gibson
Telephone:     (312) 461-7100
Telecopy:      (312) 461-5225                                           $5,769,225                       7.6923%


NAME:  KeyBank National Association
ADDRESS:  127 Public Square
Cleveland, OH  44114-1306
Attention:  Nadine Eames
Telephone:     (216) 689-4370                                           $5,769,225                       7.6923%
Telecopy:      (216) 689-8468

NAME:  Bank of America, N.A.
ADDRESS:  231 South LaSalle Street, 9th Floor
Chicago, IL  60697
Attention:  William A. Uruba
Telephone:     (312) 923-6190
Telecopy:      (312) 987-0303                                           $5,769,225                       7.6923%


NAME:  Wachovia Bank, N.A.
ADDRESS:  191 Peachtree Street N.E.
Atlanta, GA  30303
Attention:  Jill Snyder
Telephone:     (404) 332-4301                                           $5,769,225                       7.6923%
Telecopy:      (404) 332-4058

                                 SCHEDULE 1.1(B)
                                   (CONTINUED)

                                   Page 3 of 4

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                                       AMOUNT OF
                                                                    REVOLVING CREDIT
         BANK                                                          COMMITMENT                RATABLE SHARE
         ----                                                          ----------                -------------
NAME:  Standard Federal Bank
ADDRESS:  2600 West Big Beaver Road
Troy, MI  48084
Attention:  Gregory E. Castle
Telephone:     (248) 822-5683
Telecopy:      (248) 637-5003                                           $4,153,875                       5.5385%


NAME:  The Bank of Tokyo-Mitsubishi, Ltd.,
          Chicago Branch
ADDRESS:  227 W. Monroe St, Ste. 2300
Chicago, IL  60606
Attention:  Thomas Denio
Telephone:     (312) 696-4665
Telecopy:      (312) 696-4535                                           $4,153,875                       5.5385%


NAME:  Michigan National Bank
ADDRESS:  27777 Inkster Road
Farmington Hills, MI  48334
Attention:  Daniel Forhan
Telephone:     (248) 473-4336
Telecopy:      (248) 473-3220                                           $4,153,875                       5.5385%


NAME:  The Bank of Nova Scotia
ADDRESS:  181 W. Madison St., Ste. 3700
Chicago, IL  60602
Attention:  Thomas P. Myhre
Telephone:     (312) 201-4186
Telecopy:      (312) 201-4108                                           $3,230,775                       4.3077%

                                 SCHEDULE 1.1(B)
                                   (CONTINUED)

                                   Page 4 of 4

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                                       AMOUNT OF
                                                                    REVOLVING CREDIT
         BANK                                                          COMMITMENT                RATABLE SHARE
         ----                                                          ----------                -------------
NAME:  Hibernia National Bank
ADDRESS:  313 Carondelet Street, 12th Fl
New Orleans, LA  70130
Attention:  Lloyd Drumm
Telephone:     (504) 533-2263
Telecopy:      (504) 533-5344                                           $ 3,230,775                  4.3077%

NAME:  Credit Suisse First Boston
ADDRESS:  11 Madison Avenue
New York, NY  10010-3629
Attention:  David Kratovil
Telephone:     (212) 325-9155
Telecopy:      (212) 325-8815                                           $ 3,230,775                  4.3077%

         Total                                                          $75,000,000                     100%
                                                                        ===========                     ===


                                     - 4 -